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                                                                      Exhibit 23



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-51729 of National Auto Credit, Inc. on Form S-8 of our report dated May 30, 1997, appearing in this Annual Report on Form 11-K of National Auto Credit, Inc. 401(k) Savings and Retirement Plan & Trust for the year ended December 31, 1996.



/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Cleveland, Ohio

May 30, 1997